Exhibit 32(ii)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Taylor Devices, Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2026 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Paul Heary, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

It is not intended that this statement be deemed to be filed for purposes of the Exchange Act.

Date: August 18, 2026	By:	/s/ Paul Heary
Paul Heary Chief Financial Officer